UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 7, 2026

NVR, Inc.
(Exact name of registrant as specified in its charter)

Virginia	1-12378	54-1394360
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

11700 Plaza America Drive, Suite 500
Reston, Virginia 20190
(Address of principal executive offices) (Zip Code)

(703) 956-4000
(Registrant’s telephone number, including area code)

Not applicable
(Former name or former address, if changed since last report)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.01 per share	NVR	New York Stock Exchange

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section13(a)of the Exchange Act. ☐

Item 5.07    Submission of Matters to a Vote of Security Holders.
On May 7, 2026, NVR, Inc. held its Annual Meeting of Shareholders. There were 2,778,119 shares of NVR’s common stock eligible to vote at the Annual Meeting. The following are the matters voted upon at the Annual Meeting and the final results of the votes on such matters:
1. Election of all directors for one-year terms:

	Votes For	Votes Against	Abstentions	Broker Non-votes
Paul C. Saville	2,367,703	80,545	1,360	120,871
C.E. Andrews	2,315,121	131,280	3,207	120,871
Sallie B. Bailey	2,432,973	13,494	3,141	120,871
Michael J. DeVito	2,412,021	34,246	3,341	120,871
Alfred E. Festa	2,189,214	257,050	3,344	120,871
Alexandra A. Jung	2,432,920	13,564	3,124	120,871
Mel Martinez	2,338,104	107,794	3,710	120,871
George R. Oliver	2,395,278	51,042	3,288	120,871
David A. Preiser	2,315,740	130,565	3,303	120,871
W. Grady Rosier	2,344,877	101,387	3,344	120,871
Susan Williamson Ross	2,346,257	98,908	4,443	120,871

2. Ratification of the appointment of KPMG LLP as Independent Auditor for the year ending December 31, 2026:

Votes For	Votes Against	Abstentions
2,408,041	159,929	2,509

3. Approval, in a non-binding advisory vote, of the compensation of NVR’s named executive officers:

Votes For	Votes Against	Abstentions	Broker Non-votes
2,356,887	84,062	8,659	120,871

4. Shareholder proposal to reduce the ownership threshold required to call a special meeting. The shareholder proposal as set forth in the proxy statement for the Annual Meeting was not properly presented for a vote because the proponent failed to present the proposal personally or through a qualified representative at the Annual Meeting. If the shareholder proposal had been properly presented, the proposal would not have been approved by the Company's shareholders.

5. Shareholders did not approve a shareholder proposal to disclose greenhouse gas emissions:

Votes For	Votes Against	Abstentions	Broker Non-votes
1,146,987	1,285,845	16,776	120,871

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Exhibit Description

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NVR, Inc.

Date: May 8, 2026	By:	/s/ Daniel D. Malzahn
Daniel D. Malzahn
Senior Vice President, Chief Financial Officer and Treasurer